Derivative Liability	12 Months Ended
Feb. 29, 2012
Derivative Liability [Text Block]
10.	Derivative Liability

In accordance with the guidance of ASC 815-40-15, stock options granted to non-employees that are exercisable in US dollars are required to be accounted for as derivative liabilities because they are considered not to be indexed to the Company’s stock due to their exercise price being denominated in a currency other than the Company’s functional currency.

The non-employee options are required to be re-valued with the change in fair value of the liability recorded as a gain or loss on the change of fair value of derivative liability and included in other items in the Company’s Consolidated Statements of Income (loss) at the end of each reporting period. The fair value of the options will continue to be classified as a liability until such time as they are exercised, expire or there is an amendment to the respective agreements that renders these financial instruments to be no longer classified as a liability.

The non-employee share purchase option liabilities are accounted for at their respective fair values and are summarized as follows:

	2012	2011
Derivative liability, opening balance	$245,983	$-
Fair value of non-employee options granted	-	180,306
Fair value of non-employee options exercised	-	-
Change in fair value of options	17,160	65,677
Derivative liability, closing balance	$263,143	$245,983

An estimate for the fair value of non-employee stock options is determined through use of the Black-Scholes Model. Assumptions applied by management as at February 29, 2012 were as follows: (1) risk-free rate of 1.78% (2011 - 3.48%); (2) dividend yield of nil (2011 - nil); (3) an expected volatility of 113.4% (2011 – 106.1%); (4) an expected life of 99 months (2011 - 111 months); and (5) an exercise price of $2.45 USD. These options have been included in the stock options data presented in in Note 8c.

Non-employee option holders’ exercise will result in a reduction of the option derivative liability.